Exhibit 21

Name	State/Country of Organization
Bravo Holding LLC	DE
Bravo Media LLC	NY
CA Holding C.V.	The Netherlands
CCF Management Services, Inc.	DE
Centaur Funding Corporation	Cayman Islands
Century-TCI California Communications, L.P.	DE
CNBC LLC	DE
CNBC/MSNBC, L.L.C.	DE
Comcast A/TW Note Holdings, Inc.	DE
Comcast ABB Note Consolidation, Inc.	DE
Comcast ABB Note Sub Consolidation I, Inc.	DE
Comcast Broadband Security, LLC	DE
Comcast Cable Communications Canada, Inc.	Canada
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable Funding I, Inc.	DE
Comcast Cable Holdings, LLC	DE
Comcast Cablevision of Southeast Michigan, Inc.	DE
Comcast Capital Corporation	DE
Comcast Funding I, Inc.	DE
Comcast Holdings Corporation	PA
Comcast IP Phone II, LLC	DE
Comcast IP Phone, LLC	PA
Comcast IP Services, LLC	DE
Comcast JR Holdings, Inc.	DE
Comcast Metatv, Inc.	DE
Comcast MO Communications Holding Company, Inc.	DE
Comcast MO Express Midwest, Inc.	OH
Comcast MO Express of Florida, Inc.	DE
Comcast MO Express of New England, Inc.	MA
Comcast MO Express of Virginia, Inc.	VA
Comcast MO Group, Inc.	DE
Comcast MO Holdings I, LLC	DE
Comcast MO Information Technology Systems, Inc.	MA
Comcast MO International Programming, Inc.	MA
Comcast MO Investments, LLC	DE
Comcast MO of Delaware, LLC	DE
Comcast MO Telecommunications Corp.	DE
Comcast Navy Acquisition, LLC	DE
Comcast Navy Contribution, LLC	DE
Comcast Navy Holdings, LLC	DE
Comcast Newco 13, Inc.	DE
Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, Inc.	DE
Comcast of Boston, Inc.	NY

Comcast of Brockton, Inc.	DE
Comcast of California III, Inc.	CA
Comcast of California IX, Inc.	CA
Comcast of California XII, LLC	DE
Comcast of California/Colorado/Illinois/Indiana/Michigan, L.P.	DE
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, LLC	DE
Comcast of California/Pennsylvania/Utah/Washington, Inc.	PA
Comcast of Colorado IX, LLC	DE
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Florida/Georgia/Illinois/Michigan, LLC	FL
Comcast of Florida/Georgia/Pennsylvania, L.P.	DE
Comcast of Garden State, L.P.	DE
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Virginia, Inc.	CO
Comcast of Harford County, LLC	MD
Comcast of Houston, LLC	DE
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois VI, LLC	DE
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Maryland, LLC	CO
Comcast of Massachusetts I, Inc.	MA
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/New Hampshire, LLC	DE
Comcast of Michigan II, LLC	DE
Comcast of Milton, Inc.	MA
Comcast of Needham, Inc.	DE
Comcast of New Jersey II, LLC	DE
Comcast of Oregon II, Inc.	OR
Comcast of Pennsylvania I, LLC	DE
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania/Washington/West Virginia, L.P.	CO
Comcast of Philadelphia II, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of South Chicago, Inc.	IL
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern New England, Inc.	MA
Comcast of St. Paul, Inc.	MN
Comcast of Taylor, LLC	DE
Comcast of the South, L.P.	CO
Comcast of the South, Inc.	CO
Comcast of Washington I, Inc.	WA

Comcast of Washington IV, Inc.	WA
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of D.C., LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Virginia, LLC	VA
Comcast Phone of West Virginia, LLC	DE
Comcast Programming Holdings, LLC	DE
Comcast QVC, Inc.	DE
Comcast Spectacor, L.P.	PA
Comcast SportsNet Chicago, LLC	DE
Comcast SportsNet New England Holdings, LLC	DE
Comcast Spotlight, L.P.	DE
Comcast TCP Holdings, Inc.	DE
Comcast Telephony Communications, LLC	DE
Comcast Telephony Services Holdings, Inc.	DE
Comcast Visible World Holdings, Inc.	DE
Comcast Wireless Investment, LLC	DE
Continental Australia Programming, Inc.	MA
Continental Cablevision Asia Pacific, Inc.	MA
Continental Teleport Partners, Inc.	MA
E! Entertainment Television, LLC	DE
E! Holdings, Inc.	DE
Heritage Cablevision of Massachusetts, Inc.	MA
Houston SportsNet Finance, LLC	DE
Houston SportsNet Holdings LLC	DE
Jones Cable Holdings, LLC	CO
MSNBC Cable L.L.C.	DE
National Cable Communications, LLC	DE
NBC Cable Holding LLC	DE
NBC-Rainbow Holding LLC	CA
NBCU Acquisition Sub LLC	DE
NBCU Dutch Holding (Bermuda) Limited	Bermuda
NBCUniversal Enterprise, Inc.	DE
NBCUniversal International Limited	UK
NBCUniversal Media, LLC	DE
NBCUniversal, LLC	DE
New England Microwave, LLC	CT
One Belmont Insurance Company	VT
Parnassos Communications, L.P.	DE
Preview Magazine Corporation	DE
Sparrowhawk Media Services Limited	UK
Stage II, LP	PA
TCI Central, LLC	DE
TCI of Council Bluffs, Inc.	IA
TCI Holdings, Inc.	DE
TCI of Indiana Holdings, LLC	CO
TCI of Indiana Insgt Holdings, LLC	CO
TCI Northeast, Inc.	DE

TCI Pacific Communications, Inc.	DE
TCI Realty, LLC	DE
TCI South Carolina IP-I, LLC	DE
TCI Southeast, Inc.	DE
TCI West, Inc.	DE
TGC, LLC	DE
UACC Midwest Insgt Holdings, LLC	CO
UA-Columbia Cablevision of Massachusetts, Inc.	MA
UCDP Finance, Inc.	FL
United Artists Holdings, LLC	DE
Universal City Development Partners, Ltd.	FL
Universal City Florida Holding Co. II	FL
Universal City Property Management II LLC	DE
Universal City Studios LLC	DE
Universal City Studios Productions LLLP	DE
Universal City Travel Partners	FL
Universal Network Television LLC	DE
Universal Orlando Online Merchandise Store	FL
Universal Studios Company LLC	DE
Universal Studios International B.V.	The Netherlands
Universal Studios LLC	DE
Universal Television Networks	NY
Universal TV LLC	DE
Universal TV NewCo LLC	DE
USA Networks Partner LLC	DE
USI Entertainment LLC	DE
VUE NewCo LLC	DE
Western Range Insurance Co.	VT
WLT Systems, LLC	IL